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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K




                                 CURRENT REPORT




                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934





                                November 10, 1995
                Date of Report (Date of earliest event reported)





               ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
             (Exact Name of Registrant as specified in its Charter)


              Delaware                             71-0675758
   (State or other jurisdiction of    (I.R.S. Employer Identification No.)
    incorporation or organization)


                                    1-10367
                           (Commission File Number)



                                901 W. Robinson
                                P. O. Box 1237
                          Springdale, Arkansas 72765
                                 (501)750-1299
           (Address including zip code and telephone number including area code of Registrants' Principal Executive Office)


        .................................................................
          (Former name or former address, if changed since last report)




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                       INFORMATION INCLUDED IN THE REPORT



ITEM 5.     OTHER EVENTS.

     On November 10, 1995, Advanced Environmental Recycling Technologies, Inc. (the "Company") issued a press release announcing its earnings for the third quarter ending September 30, 1995. A copy of the November 10, 1995 press release is included herewith as Exhibit 99 and is incorporated herein by this reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)     EXHIBITS.

                    99 Press Release, dated November 10, 1995, disclosing Company's earnings for the third quarter ending September 30, 1995.






































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.



     /s/ Joe G. Brooks
     Joe G. Brooks, President


DATE:  November 10, 1995









































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               ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

                                 EXHIBITS INDEX


EXHIBIT NUMBER     DESCRIPTION

99 Press Release, dated November 10, 1995, disclosing Company's earnings for the third quarter ending September 30, 1995.














































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